INCOME TAXES - Components of Income Taxes in Other Comprehensive Income (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Income Taxes [Abstract]
Fair value through OCI	$ 0	$ (3)	$ (1)
Net investment hedges	(15)	13	(8)
Cash flow hedges	(1)	(6)	10
Equity accounted investments	0	0	(1)
Pension plan actuarial changes	1	(2)	0
Total deferred tax expense (recovery) in other comprehensive income	(15)	2	$ 0
Current tax relating to items charged directly to equity	$ 27	$ 49